UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  October 16, 2000


                           AMERIQUEST MORTGAGE COMPANY
        Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 Trust
              (Exact name of registrant as specified in its charter)


                                                        52-2242918
New York (governing law of           333-94443          52-2242919
Pooling and Servicing Agreement)     (Commission        52-2242920
(State or other                      File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On October 16, 2000 a distribution was made to holders of AMERIQUEST MORTGAGE COMPANY, Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                     Monthly report distributed to
                                       holders of Floating Rate Mortgage
                                       Pass-Through Certificates, Series 2000-2
                                       Trust, relating to the October 16, 2000
                                       distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            AMERIQUEST MORTGAGE COMPANY
          Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 Trust

              By:   Wells Fargo Bank MN, NA as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 10/17/00


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 Trust, relating to the October 16, 2000 distribution.